As filed with the Securities and Exchange Commission on November 7, 2022

Registration No. 333-265154

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-Effective Amendment No. 1

to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Holly Energy Partners, L.P.

Holly Energy Finance Corp.*

(Exact Name of Registrant as Specified in Their Charters)

Delaware Delaware	20-0833098 20-2263311
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 871-3555	Vaishali S. Bhatia Senior Vice President, General Counsel and Secretary Holly Energy Partners, L.P. 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 871-3555
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each of the Registrants’ Principal Executive Offices)	(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of each of the Registrants’ Agent for Service)

Copy to:

Gillian A. Hobson

Vinson & Elkins L.L.P.

845 Texas Avenue, Suite 4700

Houston, Texas 77002

(713) 758-2222

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.:

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

*	Additional Registrants are identified on the following pages.

ADDITIONAL REGISTRANTS

The additional Registrants listed below are subsidiaries of Holly Energy Partners, L.P. and may guarantee the debt securities registered hereby.

Cheyenne Logistics LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	45-3541447
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

El Dorado Logistics LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	45-3541520
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

El Dorado Operating LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	47-4613468
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

El Dorado Osage LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	61-1771654
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Frontier Aspen LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	47-4934328
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Cheyenne LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	81-2771127
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Cushing LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	30-0997573
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP El Dorado LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	46-4027645
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Fin-Tex/Trust-River, L.P.
(Exact Name of Registrant As Specified In Its Charter)
Texas	20-2161011
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Logistics GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	51-0504692
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Mountain Home, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	71-0968300
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Navajo Southern, L.P.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	57-1207829
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Oklahoma LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	82-5321261
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Pipeline Assets, Limited Partnership
(Exact Name of Registrant As Specified In Its Charter)
Delaware	51-0512050
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Pipeline GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	72-1583767
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Pipeline, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	71-0968296
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Refining Assets, L.P.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	51-0512052
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Refining GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	71-0968297
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Refining, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	71-0968299
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Tulsa LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	27-0497982
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP UNEV Holdings LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	90-0868553
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP UNEV Pipeline LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	26-1123552
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HEP Woods Cross, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	72-1583768
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Holly Energy Holdings LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	30-0997569
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Holly Energy Partners—Operating, L.P.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	51-0504696
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Holly Energy Storage—Lovington LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	27-2245181
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Lovington-Artesia, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	26-1583770
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Roadrunner Pipeline, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	26-2758381
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

SLC Pipeline LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	27-0385778
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Woods Cross Operating LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	81-2995600
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Sinclair Transportation Company LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	20-3986916
(Sate or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Sinclair Logistics LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	37-1795817
(Sate or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Sinclair Pipeline Company LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	83-0310640
(Sate or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

UNEV Pipeline, LLC
(Exact Name of Registrant As Specified In Its Charter)
Delaware	38-3738996
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

(1)	The address, telephone number and primary standard industrial classification code number of each additional registrant is the same as Holly Energy Partners, L.P.

(2)	The name and address for the agent for service for each additional registrant incorporated or organized in Delaware is the same as Holly Energy Partners, L.P.’s agent for service.
(3)	The name and address for the agent for service for each additional registrant incorporated or organized in Texas is CT Corporation System, 1999 Bryan Street, Suite 900, Dallas, Texas 75201.

EXPLANATORY NOTE

Holly Energy Partners, L.P., Holly Energy Finance Corp. and the additional registrants named herein are filing this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-265154), originally filed on May 23, 2022 (the “Registration Statement”), as an exhibit-only filing to file the consents of Ernst & Young LLP and KPMG LLP (the “Consents”) filed herewith as Exhibits 23.1 and 23.2, respectively, in order to update the Consents originally filed with the Registration Statement. Accordingly, this Pre-Effective Amendment No. 1 consists only of the facing page, the list of additional Registrants, this explanatory note, Item 16 of Part II of the Registration Statement, the signature pages to the Registration Statement, the exhibit index and the Consents filed herewith as Exhibits 23.1 and 23.2. The prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

PART II.

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules

The exhibits listed below in the Index to Exhibits are part of this Pre-Effective Amendment No. 1 to the Registration Statement and are incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

1.1**	Form of Underwriting Agreement.

2.1	Contribution Agreement, dated as of August 2, 2021, by and among Holly Energy Partners, L.P., The Sinclair Companies (now known as REH Company), and Sinclair Transportation Company (incorporated by reference to Exhibit 2.1 of Registrant’s Current Report on Form 8-K dated August 3, 2021, File No. 001-32225).

4.1+	Form of Senior Indenture.

4.2+	Form of Subordinated Indenture.

4.3	Second Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P. (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K of Holly Energy Partners, L.P. filed on November 1, 2017, File No. 001-32225).

4.4	Form of certificate representing common units of Holly Energy Partners, L.P. (incorporated by reference to Exhibit A to Exhibit 3.1 of the Quarterly Report on Form 10-Q of Holly Energy Partners, L.P. for the quarter ended June 30, 2004, File No. 001-32225).

4.5	Indenture, dated February 4, 2020, by and among Holly Energy Partners, L.P., Holly Energy Finance Corp. and each of the Guarantors party thereto (incorporated by reference to Exhibit 4.1 of Holly Energy Partners, L.P.’s Current Report on Form 8-K filed on February 4, 2020, File No 001-32225).

4.6	First Supplemental Indenture, dated as of March 14, 2022, among Sinclair Transportation Company LLC, Sinclair Logistics LLC, Sinclair Pipeline Company LLC, Holly Energy Partners, L.P. and Holly Energy Finance Corp. and the other Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, related to Holly Energy Partners, L.P.’s 5.000% Senior Notes due 2028 (incorporated by reference to Exhibit 4.2 of Holly Energy Partners, L.P.’s Quarterly Report on Form 10-Q filed on May 9, 2022, File No. 001-32225).

4.7+	Second Supplemental Indenture, dated as of May 22, 2022, among UNEV Pipeline, LLC, Holly Energy Partners, L.P. and Holly Energy Finance Corp. and the other Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, related to Holly Energy Partners, L.P.’s 5.000% Senior Notes due 2028.

4.8	Indenture, dated April 8, 2022, by and among Holly Energy Partners, L.P. and Holly Energy Finance Corp. and each of the Guarantors party thereto and U.S. Bank Trust Company, National Association, relating to the offering of the Notes (incorporated by reference to Exhibit 4.1 of Registrant’s Current Report on Form 8-K filed on April 8, 2022, File No. 1-32225).

4.9+	First Supplemental Indenture, dated May 22, 2022, among UNEV Pipeline, LLC, Holly Energy Partners, L.P. and Holly Energy Finance Corp. and the other Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, related to Holly Energy Partners, L.P.’s 6.375% Senior Notes due 2027.

Exhibit Number	Description of Exhibit

4.10**	Form of Certificate Representing Preferred Units of Holly Energy Partners, L.P.

4.11**	Form of Senior Debt Securities.

4.12**	Form of Subordinated Debt Securities.

5.1+	Opinion of Vinson & Elkins L.L.P. regarding the validity of the securities being registered.

5.2+	Opinion of Holland & Hart LLP.

8.1+	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

22.1	Subsidiary Guarantors and Issuers of Guaranteed Securities and Affiliates whose Securities Collateralize Securities of the Registrant (incorporated by reference to Exhibit 22.1 of Registrant’s Quarterly Report on Form 10-Q filed on November 7, 2022, File No. 001-32225).

23.1*	Consent of Ernst & Young LLP.

23.2*	Consent of KPMG LLP.

23.3+	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 and 8.1).

23.4+	Consent of Holland & Hart LLP (contained in Exhibit 5.2).

24.1+	Power of Attorney (contained on the signature pages).

25.1***	Form T-1 Statement of Eligibility respecting the Senior Indenture.

25.2***	Form T-1 Statement of Eligibility respecting the Subordinated Indenture.

107+	Filing Fee Table.

+	Previously filed.
*	Filed herewith.
**	To be filed either by post-effective amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference in this registration statement.
***	To be filed in accordance with the requirements of Section 305(b)(2) of the Trust Indenture Act of 1939 and Rule 5b-3 thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 7, 2022.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P., its general partner

By:	Holly Logistic Services, L.L.C., its general partner

By:	/s/ Michael C. Jennings
Name:	Michael C. Jennings
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on November 7, 2022.

Name	Title

/s/ Michael C. Jennings Michael C. Jennings	President, Chief Executive Officer and Chairman of the Board of Holly Logistic Services, L.L.C. (Principal Executive Officer)

* John Harrison	Senior Vice President, Chief Financial Officer and Treasurer of Holly Logistic Services, L.L.C. (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of Holly Logistic Services, L.L.C. (Principal Accounting Officer)

* Larry R. Baldwin	Director of Holly Logistic Services, L.L.C.

* Christine B. LaFollette	Director of Holly Logistic Services, L.L.C.

* James H. Lee	Director of Holly Logistic Services, L.L.C.

* Eric L. Mattson	Director of Holly Logistic Services, L.L.C.

* Mark A. Petersen	Director of Holly Logistic Services, L.L.C.

* By:	/s/ Michael C. Jennings
Michael C. Jennings
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 7, 2022.

HOLLY ENERGY FINANCE CORP.

By:	/s/ Michael C. Jennings
Name:	Michael C. Jennings
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on November 7, 2022.

Name	Title

/s/ Michael C. Jennings Michael C. Jennings	President, Chief Executive Officer and Director (Principal Executive Officer)

* John Harrison	Senior Vice President, Chief Financial Officer and Treasurer and Director (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller (Principal Accounting Officer)

* Vaishali S. Bhatia	Senior Vice President, General Counsel and Secretary and Director

* By:	/s/ Michael C. Jennings
Michael C. Jennings
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 7, 2022.

HEP LOGISTICS GP, L.L.C.

By:	Holly Energy Partners, L.P., its sole member

By:	HEP Logistics Holdings, L.P., its general partner

By:	Holly Logistic Services, L.L.C., its general partner

By:	/s/ Michael C. Jennings
Name:	Michael C. Jennings
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on November 7, 2022.

Name	Title

/s/ Michael C. Jennings Michael C. Jennings	President, Chief Executive Officer and Chairman of the Board of Holly Logistic Services, L.L.C. (Principal Executive Officer)

* Kenneth P. Norwood	Vice President and Controller of Holly Logistic Services, L.L.C. (Principal Accounting Officer)

* John Harrison	Senior Vice President, Chief Financial Officer and Treasurer of Holly Logistic Services, L.L.C. (Principal Financial Officer)

* Larry R. Baldwin	Director of Holly Logistic Services, L.L.C.

* Christine B. LaFollette	Director of Holly Logistic Services, L.L.C.

* James H. Lee	Director of Holly Logistic Services, L.L.C.

Name	Title

* Eric L. Mattson	Director of Holly Logistic Services, L.L.C.

* Mark A. Petersen	Director of Holly Logistic Services, L.L.C.

* By:	/s/ Michael C. Jennings
Michael C. Jennings
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 7, 2022.

HOLLY ENERGY PARTNERS—OPERATING, L.P.

By:	/s/ Michael C. Jennings
Name:	Michael C. Jennings
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on November 7, 2022.

Name	Title

/s/ Michael C. Jennings Michael C. Jennings	President, Chief Executive Officer and Chairman of the Board of Holly Logistic Services, L.L.C. (Principal Executive Officer)

* John Harrison	Senior Vice President, Chief Financial Officer and Treasurer of Holly Logistic Services, L.L.C. (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of Holly Logistic Services, L.L.C. (Principal Accounting Officer)

* Larry R. Baldwin	Director of Holly Logistic Services, L.L.C.

* Christine B. LaFollette	Director of Holly Logistic Services, L.L.C.

* James H. Lee	Director of Holly Logistic Services, L.L.C.

* Eric L. Mattson	Director of Holly Logistic Services, L.L.C.

* Mark A. Petersen	Director of Holly Logistic Services, L.L.C.

* By:	/s/ Michael C. Jennings
Michael C. Jennings
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrants each certify that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 7, 2022.

HOLLY ENERGY HOLDINGS LLC

CHEYENNE LOGISTICS LLC

EL DORADO LOGISTICS LLC

EL DORADO OPERATING LLC

EL DORADO OSAGE LLC

FRONTIER ASPEN LLC

HEP CHEYENNE LLC

HEP CUSHING LLC

HEP EL DORADO LLC

HEP MOUNTAIN HOME, L.L.C.

HEP OKLAHOMA LLC

HEP PIPELINE, L.L.C.

HEP PIPELINE GP, L.L.C.

HEP REFINING, L.L.C.

HEP REFINING GP, L.L.C.

HEP TULSA LLC

HEP UNEV HOLDINGS LLC

HEP UNEV PIPELINE LLC

HEP WOODS CROSS, L.L.C.

HOLLY ENERGY STORAGE—LOVINGTON LLC

LOVINGTON-ARTESIA, L.L.C.

ROADRUNNER PIPELINE, L.L.C.

SLC PIPELINE LLC

WOODS CROSS OPERATING LLC

By:	/s/ Michael C. Jennings
Name:	Michael C. Jennings
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on November 7, 2022.

Name	Title

/s/ Michael C. Jennings Michael C. Jennings	President, Chief Executive Officer and Manager (Principal Executive Officer)

* John Harrison	Senior Vice President, Chief Financial Officer and Treasurer and Manager (Principal Financial Officer)

Name	Title

* Kenneth P. Norwood	Vice President and Controller (Principal Accounting Officer)

* Vaishali S. Bhatia	Senior Vice President, General Counsel and Secretary and Manager

* By:	/s/ Michael C. Jennings
Michael C. Jennings
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 7, 2022.

HEP REFINING ASSETS, L.P.

By:	HEP Refining GP, L.L.C., its general partner

By:	/s/ Michael C. Jennings
Name:	Michael C. Jennings
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on November 7, 2022.

Name	Title

/s/ Michael C. Jennings Michael C. Jennings	President, Chief Executive Officer and Manager of HEP Refining GP, L.L.C. (Principal Executive Officer)

* John Harrison	Senior Vice President, Chief Financial Officer and Treasurer and Manager of HEP Refining GP, L.L.C. (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of HEP Refining GP, L.L.C. (Principal Accounting Officer)

* Vaishali S. Bhatia	Senior Vice President, General Counsel and Secretary and Manager of HEP Refining GP, L.L.C.

* By:	/s/ Michael C. Jennings
Michael C. Jennings
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrants each certify that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 7, 2022.

HEP-FIN TEX/TRUST-RIVER, L.P. HEP NAVAJO SOUTHERN, L.P. HEP PIPELINE ASSETS, LIMITED PARTNERSHIP

By:	HEP Pipeline GP, L.L.C., its general partner

By:	/s/ Michael C. Jennings
Name:	Michael C. Jennings
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on November 7, 2022.

Name	Title

/s/ Michael C. Jennings Michael C. Jennings	President, Chief Executive Officer and Manager of HEP Pipeline GP, L.L.C. (Principal Executive Officer)

* John Harrison	Senior Vice President, Chief Financial Officer and Treasurer and Manager of HEP Pipeline GP, L.L.C. (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of HEP Pipeline GP, L.L.C. (Principal Accounting Officer)

* Vaishali S. Bhatia	Senior Vice President, General Counsel and Secretary and Manager of HEP Pipeline GP, L.L.C.

* By:	/s/ Michael C. Jennings
Michael C. Jennings
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrants each certify that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 7, 2022.

SINCLAIR TRANSPORTATION COMPANY LLC

By:	/s/ Michael C. Jennings
Name:	Michael C. Jennings
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on November 7, 2022.

Name	Title

/s/ Michael C. Jennings Michael C. Jennings	President, Chief Executive Officer and Manager (Principal Executive Officer)

* John Harrison	Senior Vice President, Chief Financial Officer and Treasurer and Manager (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller (Principal Accounting Officer)

* Vaishali S. Bhatia	Senior Vice President, General Counsel and Secretary and Manager

* By:	/s/ Michael C. Jennings
Michael C. Jennings
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrants each certify that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 7, 2022.

SINCLAIR LOGISTICS LLC SINCLAIR PIPELINE COMPANY LLC

By:	Sinclair Transportation Company LLC, a Delaware limited liability company, its Sole Member

By:	/s/ Michael C. Jennings
Name:	Michael C. Jennings
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on November 7, 2022.

Name	Title

/s/ Michael C. Jennings Michael C. Jennings	President, Chief Executive Officer and Manager of Sinclair Transportation Company LLC (Principal Executive Officer)

* John Harrison	Senior Vice President, Chief Financial Officer and Treasurer and Manager of Sinclair Transportation Company LLC (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of Sinclair Transportation Company LLC (Principal Accounting Officer)

* Vaishali S. Bhatia	Senior Vice President, General Counsel and Secretary and Manager of Sinclair Transportation Company LLC

* By:	/s/ Michael C. Jennings
Michael C. Jennings
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrants each certify that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 7, 2022.

UNEV PIPELINE, LLC

By:	/s/ Michael C. Jennings
Name:	Michael C. Jennings
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on November 7, 2022.

Name	Title

/s/ Michael C. Jennings Michael C. Jennings	President, Chief Executive Officer and Manager (Principal Executive Officer)

* John Harrison	Vice President, Finance, Strategy and Treasurer and Manager (Principal Financial Officer)

* Kenneth P. Norwood	Vice President, Chief Financial Officer and Controller (Principal Accounting Officer)

* Vaishali S. Bhatia	Senior Vice President, General Counsel and Secretary and Manager

* By:	/s/ Michael C. Jennings
Michael C. Jennings
Attorney-in-fact